New Fortress Energy Announces Separation of Brazilian Operations as Part of Broader NFE Inc. Recapitalization Transaction

NEW YORK, NY; RIO DE JANEIRO, BRAZIL — March 17, 2026 — New Fortress Energy Inc. (NASDAQ: NFE) ("NFE") today announced it will separate its Brazilian operations into an independent, standalone energy platform (“BrazilCo” or “the Company”) as part of NFE’s broader recapitalization transaction (the “Transaction”) to be implemented via consensual UK Restructuring Plan (“UK RP”). This separation is expected to position BrazilCo for continued growth while strengthening Brazil’s energy infrastructure and security.
Following the closing of transaction, the newly independent Brazilian entity, headquartered in Rio de Janeiro, will be owned by a consortium of leading global institutional investors with deep expertise in infrastructure development and long-term value creation, extensive experience investing across Brazilian asset classes and over $20 trillion in assets under management.
The new ownership group is committed to supporting the Company with a strong, well-capitalized balance sheet designed to enable disciplined growth, operational resilience, and long-term value creation. The Company will continue to be led by Brazil-based executives Leandro Cunha and Jeremy Dawson, each of whom brings decades of experience as energy operators. Their continued leadership will help to ensure smooth execution and completion of existing projects in Barcarena, while positioning the business for expansion across southern Brazil utilizing the Company’s TGS Terminal in Santa Catarina. With the support of the Company’s new shareholders, Leandro and Jeremy will work to maintain strong existing relationships with local stakeholders, customers, investors, contractors, and regulatory counterparties.
Driving Brazil's Energy Future
As an independent platform, the Company will be well positioned to address Brazil's growing energy demand and the country's increasing focus on reliable, secure and flexible energy solutions.
The Company’s key strategic priorities and assets include:
•Standalone Gas and Vessel Supply: Securing standalone gas supply and vessel support remains a top priority for BrazilCo with a process underway to fulfil these needs in the coming months. BrazilCo will maintain existing gas supply from NFE through the pendency of the UK RP.
•Barcarena Cluster: Advancing and completing the development of the 624 MW CELBA 2 and 1.6 GW PortoCem power plants, supplied by the 5.9 MTPA Barcarena terminal, to bring critical energy infrastructure online
•TGS Terminal: Advancing and realizing the potential of the Terminal de Gás Sul (TGS) opportunity in Santa Catarina including participation in expected LRCAP capacity auctions in March 2026. TGS is a cornerstone infrastructure asset for southern Brazil, providing critical and flexible access to natural gas for power generation in a region with limited alternative gas supply options. This critical asset provides opportunity to further enhance economic development beyond opportunity via the

LRCAP capacity auctions as BrazilCo continues to pursue supply opportunities with industrial partners in line with the Company’s successful strategy in Barcarena.
Together, the Barcarena and TGS projects are expected to drive meaningful economic development and employment growth, creating opportunities for hundreds of direct construction jobs and thousands of indirect employment opportunities across engineering, operations, and support services.
This separation will occur at a corporate level above the Brazil structure and will not affect the underlying business or day-to-day operations in Brazil. BrazilCo remains committed to working with local suppliers, contractors, and communities to maximize local economic benefits and development.
“This new chapter marks an important milestone for our business in Brazil,” said Leandro Cunha, Managing Director of BrazilCo. “With a strong portfolio of strategic infrastructure assets and projects under development, we believe the Company is well positioned to continue delivering reliable and flexible energy solutions to support Brazil’s growth. The strength and commitment of our new shareholder group, combined with their deep experience in delivering infrastructure assets, further reinforces our ability to execute on our projects and capture the significant opportunities ahead.”
The transaction is expected to close in mid-2026, subject to customary conditions and regulatory approvals.
About BrazilCo
Following the separation, the Brazilian entity will operate as an independent energy infrastructure platform focused on liquefied natural gas (LNG) importation, regasification, and power generation. With strategic assets in Barcarena and Santa Catarina and a strong and well-capitalized financial foundation, the Company is committed to delivering reliable, cleaner energy solutions that support Brazilian industry and economic growth.
Cautionary Statement Regarding Forward-Looking Statements
This press release includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this press release to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the Transaction, including NFE’s ability to complete the Transaction on the terms currently contemplated, on the timeline contemplated or at all; the Company’s business following its separation from NFE; and NFE’s and the Company’s ability to realize the intended benefits of the Transaction. NFE’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in NFE’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Risk Factors” in Part I, Item 1A of NFE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the section entitled “Risk Factors” in Part II, Item 1A of NFE’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this press release or to reflect the occurrence of unanticipated events or otherwise.

No Offer or Solicitation
The information set forth in this press release is not an offer to sell or exchange, or solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for, any securities, or the solicitation of a proxy, consent, or authorization in any jurisdiction or any vote or approval in any jurisdiction in connection with the Transaction, the related stockholder approvals or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933 (the “Securities Act”) or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the Transaction and the related stockholder approvals. In connection with the Transaction and the related stockholder approvals, NFE will file with the SEC a proxy statement (as amended or supplemented from time to time, the “proxy statement”). BEFORE MAKING ANY VOTING DECISION, NFE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION AND THE RELATED STOCKHOLDER APPROVALS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE RELATED STOCKHOLDER APPROVALS AND THE PARTIES TO THE TRANSACTION. Copies of the proxy statement and other relevant materials and any other documents filed by NFE with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders and investors may obtain free copies of the proxy statement and other relevant materials by directing a request to: New Fortress Energy Inc., 111 W. 19th Street, 8th Floor, New York, New York 10011, Attention: Investor Relations.
Participants in Proxy Solicitation
NFE and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NFE’s stockholders in respect of the Transaction and the related stockholder approvals. Information about the directors and executive officers of NFE, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in NFE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 10, 2025, and NFE’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 29, 2025, including under the headings “Executive Compensation,” “Compensation Committee Report,” “Director Compensation” and “Security Ownership of Management and Certain Beneficial Owners.” To the extent holdings of NFE common stock by the directors and executive officers of NFE have changed from the amounts disclosed in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed with the SEC. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the Transaction, and a description of any interests that they have in the Transaction, by security holdings or otherwise, will be contained in the proxy statement to be filed with the SEC regarding the Transaction and the related stockholder approvals when they become available. Stockholders, potential investors, and other interested persons should read the proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

# # #

Investors

ir@newfortressenergy.com

Media
press@newfortressenergy.com

Source: New Fortress Energy Inc.